SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Materials     [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement          only (as permitted by Rule 14a-6(e)(2)
[ ] Definitive Additional Materials
[ ] Soliciting Material Under
    Rule 14a-12

                      Transportation Logistics Int'l, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

       -------------------------------------------------------------------
      (Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]  No fee required.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

_____________________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

_____________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

_____________________________________________________________________________

     (5) Total fee paid:

_____________________________________________________________________________

         Fee previously paid with preliminary materials:

_____________________________________________________________________________

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
_____________________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
_____________________________________________________________________________

     (3) Filing Party:
_____________________________________________________________________________

     (4) Date Filed:
_____________________________________________________________________________

                                      PROXY

                      TRANSPORTATION LOGISTICS INT'L, INC.

                      SOLICITED BY THE BOARD OF DIRECTORS

                For use at the November 8, 2004 Special Meeting

     The undersigned hereby appoints Michael Margolies and Michael Gilbert as Proxies and each with power of substitution, who shall be present at the meeting to vote all of the shares of the undersigned as follows:

(1) PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZES SHARES OF COMMON STOCK TO 500,000,000.

     /  /   FOR          /  /   AGAINST         /  /   ABSTAIN


(2)  PROPOSAL TO CHANGE THE NAME OF THE CORPORATION TO "GLOBAL CONCEPTS,
     LTD."

     /  /   FOR          /  /   AGAINST         /  /   ABSTAIN

and in their discretion upon such other business as may be properly brought before the Special Meeting of Shareholders of TRANSPORTATION LOGISTICS INT'L, INC. to be held at the offices of Transportation Logistics Int'l, Inc., 136 Freeway Drive East, East Orange, New Jersey on November 8, 2004 at 10:00 a.m. local time, and any adjournments thereof. This proxy revokes all prior proxies given by the undersigned.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Date:_________________________

Signature:____________________


Print Name:___________________


Signature:____________________
(if jointly held)

IMPORTANT: Please sign exactly as name appears on your stock certificate. Joint owners should both sign. When signing as executor, trustee, guardian, attorney or officer of a corporation, give title as such. If a partnership, please sign in partnership name.

PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

                      TRANSPORTATION LOGISTICS INT'L, INC.
                            136 Freeway Drive East
                             East Orange, NJ 07018

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON NOVEMBER 8, 2004

     A Special Meeting of the Shareholders of Transportation Logistics Int'l, Inc. ("Transportation Logistics") will be held on November 8, 2004 at the offices of Transportation Logistics Int'l, Inc., 136 Freeway Drive East, East Orange, New Jersey at 10:00 A.M., local time, for the following purposes:

   (1) To vote upon a proposal to increase to 500,000,000 the number of authorized common shares;
   (2) To vote upon a proposal to change the name of the Corporation to "Global Concepts, Ltd.; and
   (3) To transact such other business as may properly come before the meeting.

      Stockholders of record as of the close of business on September 24, 2004 will be entitled to vote at the meeting.

      Enclosed is a proxy statement and form of proxy. Shareholders who do not expect to attend the Special Meeting are requested to sign and return the proxy in the enclosed envelope.

                                   By Order of the Board of Directors

                                   MICHAEL MARGOLIES,
                                   Secretary

      October 5, 2004

                     TRANSPORTATION LOGISTICS INT'L, INC.
                           136 Freeway Drive East
                           East Orange, NJ 07018

                              PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of TRANSPORTATION LOGISTICS INT'L, INC. ("Transportation Logistics") in connection with the solicitation by the Board of Directors of proxies to be used at a Special Meeting of the Shareholders of Transportation Logistics. This Notice of Special Meeting and Proxy Statement, and the accompanying proxy card have been mailed to the shareholders on or after October 5, 2004 for the purpose set forth in the notice of the Special Meeting.

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time up until the time when it is voted by the Proxy Committee. The proxy may be revoked by sending written revocation to the Proxy Committee (c/o Transportation Logistics) or by making a proxy bearing a later date or by appearing and voting at the Special Meeting. The proxy is in ballot form and each shareholder may indicate approval or disapproval as to the proposals identified in the proxy and accompanying Notice of Special Meeting and as set forth and discussed in this Proxy Statement. The proposals will be presented by the Board of Directors of Transportation Logistics. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specification made. Where a choice is not so specified, the shares represented by the proxy will be voted in favor of the proposal. The Proxy Committee appointed by the Board of Directors consists of Michael Margolies and Michael Gilbert.

                       VOTING SECURITIES OUTSTANDING

     Stockholders of record entitled to vote will be determined as of the close of business on September 24, 2004. At that date, there were outstanding and entitled to vote 50,000,000 shares of common stock of Transportation Logistics and 1,000,000 shares of Series B Preferred Stock of Transportation Logistics (constituting the only classes of stock outstanding and entitled to vote at the meeting). Each share of common stock entitles the holder thereof to one vote; each share of Series B Preferred Stock entitles the holder thereof to ten votes. Accordingly, the holders of all of the voting stock may cast a total of 60,000,000 votes at the Shareholders Meeting.

     The following table sets forth the beneficial ownership of outstanding shares of voting stock of Transportation Logistics as of September 24, 2004 by any person who, to the knowledge of Transportation Logistics, owns beneficially more than 5% of either class of the outstanding voting stock, by each Transportation Logistics director, and by the directors and officers of Transportation Logistics as a group. None of the persons identified below owns any securities of Transportation Logistics other than the voting stock listed below. All shares are owned of record and beneficially, except where otherwise noted.


     Name and                       Amount and Nature
     Address of                  of Beneficial Ownership          Percentage
     Beneficial              -------------------------------      of Voting
     Owner (1)               Common       Series B Preferred        Power
     -----------------------------------------------------------------------
     Michael Margolies       7,497,439 (2)   1,000,000              29.2%
     Stanley Chason                  0               0                 0%

     All officers and
     directors as a
     group (2 persons)       7,497,439 (2)   1,000,000              29.2%

     Kevin Waltzer           8,439,000 (3)           0              14.1%
     14 Larkspur Lane
     Newtown, PA 18904


(1) Except as otherwise noted, the address of each of these shareholders is c/o Transportation Logistics Int'l, Inc., 136 Freeway Drive East, East Orange, NJ 07018
(2) Includes 2,180,850 shares owned by the Margolies Family Trust. The Trustee of the Margolies Family Trust is Mr. Margolies spouse, and the beneficiaries of the Trust are his spouse and children.
(3)  Includes 2,455,000 shares held by Lisa Waltzer, Mr. Waltzer's spouse.

                       *       *       *       *       *

               PROPOSAL TO INCREASE THE AUTHORIZED COMMON SHARES
                         (Item #1 on the Proxy Card)

     Proposal. The Board of Directors proposes that the certificate of incorporation of Transportation Logistics be amended to authorize the Board to issue 500,000,000 shares of common stock. This will represent an increase from the 50,000,000 now authorized in the certificate of incorporation of Transportation Logistics.

     Reasons for Proposal. Our certificate of incorporation currently authorizes the Board of Directors to issue 50,000,000 common shares. At present, 50,000,000 common shares have been issued and remain outstanding.
So the Board has no ability at this time to use common stock for any purpose.

     Transportation Logistics has not, to date, entered into any agreement to issue the additional shares. The four primary purposes for which the corporation needs additional authorized common stock are:

     - to permit the Board of Directors to negotiate acquisitions in which Transportation Logistics would issue common shares in exchange for the capital stock or assets of the target company;

     - to enable Transportation Logistics to enter into arrangements for the sale of its equity that are needed in order to fund the implementation of its business plan;
     - to enable the Board of Directors to recruit experienced management by offering equity incentives; and
     - to permit the holders of the Series B Preferred Stock to convert into common shares when they so desire. The outstanding Series B Preferred Stock is convertible into 10,000,000 common shares.

     If the Proposal is approved and the certificate of incorporation is so amended, the Board of Directors will be authorized to issue the additional 450,000,000 common shares without having to obtain the approval of Transportation Logistics' shareholders. Colorado law requires that the Board use its reasonable business judgment to assure that Transportation Logistics obtains "fair value" when it issues shares. Nevertheless, the issuance of the additional shares would dilute the proportionate interest of current shareholders in Transportation Logistics. The issuance of the additional shares could also result in the dilution of the value of shares now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of Transportation Logistics common stock.

     The increase in the authorized common stock is not being done for the purpose of impeding any attempt by any person to acquire control of Transportation Logistics. Nevertheless, the power of the Board of Directors to provide for the issuance of shares without shareholder approval has potential utility as a device to discourage or impede a takeover of Transportation Logistics. In the event that a non-negotiated takeover were attempted, the private placement of stock into "friendly" hands, for example, could make Transportation Logistics unattractive to the party seeking control of Transportation Logistics. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

     FOR THE REASONS INDICATED, THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE INCREASE IN AUTHORIZED COMMON STOCK.

                      *       *       *       *       *

                PROPOSAL TO CHANGE THE NAME OF THE CORPORATION
                        (Item #2 on the Proxy Card)

     Proposal. The Board of Directors proposes to change the name of the corporation from "Transportation Logistics Int'l, Inc." to "Global Concepts, Ltd."

     Reasons for the Proposal. The Board is proposing the name change because the new name better represents the corporation's business. In 2003 the corporation liquidated the last of its several subsidiaries that had been engaged in the business of transportation. Since then, management has been looking for new enterprises for the corporation. On June 1, 2004 the corporation acquired ownership of Advanced Medical Diagnostics, LLC, a company that manufactures and distributes an HIV home diagnostics kit. Subsequently, management became involved in negotiations aimed at the acquisition of a European company involved in the warehousing and fulfillment industry. Management intends to pursue other business opportunities in a variety of fields and locations. For that reason, the Board is proposing that the corporation's name be changed to one that reflects the current business plan of the corporation.

     If the Proposal is approved and the corporation's name is changed, certificates for the corporation's common stock that recite the name "Transportation Logistics Int'l, Inc." will continue to represent shares in the corporation. If, however, a shareholder wishes to acquire a certificate reciting the name "Global Concepts, Ltd." after the name change becomes effective, he may do so by surrendering his certificate to the corporation's transfer agent with a request for a replacement certificate and the appropriate stock transfer fee.

     The transfer agent for Transportation Logistics is:

                    American Registrar & Transfer Company
                              342 East 900 South
                          Salt Lake City, UT  84111
                          Telephone: (801) 363-9065
                            Fax:  (801) 363-9066


     FOR THE REASONS INDICATED, THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE CHANGE IN THE CORPORATION'S NAME.

                               OTHER MATTERS

Vote Required to Approve the Proposals

     The affirmative vote of the majority of the shares of common stock outstanding on the Record Date will be required for approval of each Proposal. Abstentions will have the same effect as negative votes since the percentage requirement for approval is based on all outstanding shares and not only on those shares casting votes. Broker non-votes, if any, will not be counted and will have no effect on the vote.

Dissenters Rights

     Under Colorado law, shareholders are not entitled to dissenters' rights with respect to any of the transactions described in this Proxy Statement.

Transaction of Other Business.

     As of the date of this Proxy Statement, Management has no knowledge of any business which will be presented for consideration at the meeting other than that described above. Should any other matter come before the meeting, it is the intention of the Proxy Committee to vote such proxy in accordance with their best judgment.

Shareholder Proposals.

     In order for shareholder proposals intended to be presented at the next meeting of Shareholders to be eligible for inclusion in the corporation's proxy statement and the form of proxy for such meeting, they must be received by the corporation at its principal executive offices a reasonable time before the corporation prints its proxy materials for the meeting. In addition, if the corporation does not receive notice of a shareholder proposal within a reasonable time before the corporation mails its proxy materials to the shareholders, then the proxies solicited by the Board of Directors may confer on the proxy committee discretionary authority to vote on the shareholder
proposal.   The Board of Directors has not determined when there will be another meeting of the shareholders.

Solicitation of Proxies

     The entire expense of preparing, assembling and mailing this proxy statement, the form of proxy and other material used in the solicitation of proxies will be paid by Transportation Logistics. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and Transportation Logistics will reimburse them for expenses in so doing. To the extent necessary in order to insure that sufficient votes are cast, officers and agents of Transportation Logistics, who will not be additionally compensated therefor, may request the return of proxies personally. The extent to which this will be necessary depends on how promptly proxies are received, and shareholders are urged to send their proxies without delay.

                                By Order of the Board of Directors

                                MICHAEL MARGOLIES
                                Chairman of the Board
Dated: East Orange, New Jersey
       October 5, 2004














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